UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DISH Network Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! DISH NETWORK CORPORATION 9601 S. MERIDIAN BLVD. ENGLEWOOD, CO 80112 DISH NETWORK CORPORATION You invested in DISH NETWORK CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 29, 2022. Vote in Person at the Meeting* April 29, 2022 3:00 PM local time Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D73894-P69974-Z82098 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 9601 S. Meridian Blvd. Englewood, CO 80112 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. 2022 Annual Meeting Vote by April 28, 2022 11:59 PM ET. For shares held in a Plan, vote by April 26, 2022 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D73895-P69974-Z82098 01) Kathleen Q. Abernathy 02) George R. Brokaw 03) W. Erik Carlson 04) James DeFranco 05) Cantey M. Ergen 06) Charles W. Ergen 07) Tom A. Ortolf 08) Joseph T. Proietti 1. To elect eight directors to our Board of Directors Nominees: 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; 3. The shareholder proposal regarding disclosure of certain political contributions. NOTE: To consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. For For Against